Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Daniel T. Meisenheimer, President of United States Basketball League, Inc., certify that the Form 10-KSB of United States Basketball League, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.


                               /s/Daniel T. Meisenheimer, III
                               ----------------------------------------
                               Name: Daniel T. Meisenheimer, III
                               Date: July 10, 2006



     I, Richard C. Meisenheimer, Chief Financial Officer of United States Basketball League, Inc., certify that the Form 10-KSB of United States Basketball League, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.


                               /s/Richard C. Meisenheimer
                               ----------------------------------------
                               Name: Richard C. Meisenheimer
                               Date: July 10, 2006